SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 22, 2004
                                                           -------------


                         COAST FINANCIAL HOLDINGS, INC.
                         ------------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Florida                     000-50433              14-1858265
---------------------------         -------------        --------------
(State or Other Jurisdiction        (Commission          (IRS Employer
 of Incorporation)                  File Number)         Identification Number)


2412 Cortez Road West, Bradenton, Florida                     34207
-----------------------------------------                   ---------
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:   (941) 752-5900
                                                      ---------------

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Not Applicable

(b)      Not Applicable

(c)      Exhibits required by Item 601 of Regulation S-K

EXHIBIT NO.    DESCRIPTION
-----------    -----------

99.1 Press Release, issued July 22, 2004, regarding earnings for the second quarter of 2004.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On July 22, 2004, Coast Financial Holdings, Inc., a Florida corporation (the "Company"), issued a press release announcing its earnings for the second quarter of 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         This press release is furnished pursuant to Item 12 of this Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Further, the information in this report (including the exhibit hereto) IS NOT TO be incorporated by reference into any of the Company's filings with the Securities and Exchange Commission, regardless of any general or specific incorporation language in such filing.





        [Rest of Page Intentionally Blank. Signature on following Page.]

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          COAST FINANCIAL HOLDINGS, INC.



Date:  July 23, 2004                      By:   /s/ Brian F. Grimes
                                               -----------------------------
                                                    Brian F. Grimes
                                                    Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------



EXHIBIT NO.                DESCRIPTION
-----------                -----------

   99.1 Press Release, issued July 22, 2004, regarding earnings for the second quarter of 2004.